UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 2, 2018

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Lyndon B. Johnson Freeway, Suite 1300
Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders.

Capital Southwest Corporation (the “Company”) held its Annual Meeting of Shareholders on August 2, 2018 (the “Annual Meeting”). As of June 5, 2018, the record date for the Annual Meeting, 16,161,786 shares of common stock outstanding were entitled to vote, and 14,522,228 of those shares were present in person or represented by proxy at the Annual Meeting.

The following is a brief description of each of the proposals voted upon at the Annual Meeting and the final voting results of each proposal. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on June 8, 2018 (the “Proxy Statement”),

(1)
Election of Directors. The following seven (7) directors were elected to serve until the 2019 annual meeting of shareholders or until their respective successors are duly elected and qualified by the following vote:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
David R. Brooks	9,324,540	2,023,808	3,173,880
Christine S. Battist	11,179,781	168,567	3,173,880
Bowen S. Diehl	11,154,204	194,144	3,173,880
Jack D. Furst	9,324,709	2,023,639	3,173,880
T. Duane Morgan	9,315,522	2,032,826	3,173,880
William R. Thomas III	9,317,345	2,031,003	3,173,880
John H. Wilson	9,315,011	2,033,337	3,173,880

(2)	Approval of the Capital Southwest Corporation Amended and Restated 2010 Restricted Stock Award Plan. The amendment was approved.

Votes For	10,711,335
Votes Against	414,378
Abstentions	222,635
Broker Non-Votes	3,173,880

(3)
Advisory vote on the compensation of the Company’s named executive officers. The compensation of the Company’s named executive officers as disclosed and discussed in the Proxy Statement was approved on an advisory basis by the following vote:

Votes For	9,161,542
Votes Against	1,966,765
Abstentions	220,041
Broker Non-Votes	3,173,880

(4)
Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2019. The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2019 was ratified by the following vote:

Votes For	14,486,875
Votes Against	22,320
Abstentions	13,033

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2018

By:	/s/ Bowen S. Diehl
Name: Bowen S. Diehl
Title: Chief Executive Officer and President